Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743
BLACKSTONE ALTERNATIVE INVESTMENT FUNDS
Supplement dated January 10, 2022 to the
Blackstone Alternative Multi-Strategy Fund (the “Fund”)
Prospectus, dated July 30, 2021, as revised September 9, 2021, as supplemented
Removal of Portfolio Manager
Min Htoo no longer serves as a portfolio manager of the Fund. The other existing portfolio managers, Raymond Chan, Max Jaffe, Robert Jordan, Ian Morris, Alberto Santulin, and Stephen Sullens, will continue to serve as portfolio managers of the Fund. In connection with this change, effective immediately, all references to Min Htoo in the Fund’s Prospectus are removed.
Addition of Portfolio Manager
Effective immediately, David Ben‑Ur is added as a portfolio manager of the Fund. The existing portfolio managers, Raymond Chan, Max Jaffe, Robert Jordan, Ian Morris, Alberto Santulin, and Stephen Sullens, will continue to serve as portfolio managers of the Fund. In connection with this addition, effective immediately, all references to the Fund’s portfolio managers in the Fund’s Prospectus are amended to include Mr. Ben‑Ur, as described below.
The “Management of the Fund—Portfolio Managers” section of the Prospectus is amended to include Mr. Ben‑Ur, Senior Managing Director of Blackstone Inc. (“Blackstone”) (Hedge Funds Solutions), as a portfolio manager of the Fund since January 2022.
The “More on Fund Management—Portfolio Managers” section of the Prospectus is amended to reflect that Mr. Ben‑Ur, a portfolio manager of the Fund since January 2022, is a Senior Managing Director of Blackstone (Hedge Fund Solutions) since January 2022 and, prior to joining Blackstone, was a Chief Investment Officer at CAM Capital.
Addition of Sub‑Adviser
Pursuant to action taken by the Board of Trustees of the Fund, Aperture Investors, LLC will serve as a discretionary sub‑adviser to the Fund.
Effective immediately, the Fund’s Prospectus is revised as follows:
The list of sub‑advisers to the Fund in the “Fund Summary—Principal Investment Strategies” section of the Prospectus is deleted in its entirety and replaced with the following:

Discretionary Sub‑Advisers	Principal Strategy
Aperture Investors, LLC	Equity Hedge Strategies
Bayforest Capital Limited	Multi-Strategy Strategies
Bayview Asset Management, LLC	Relative Value Strategies
Blackstone Liquid Credit Strategies LLC	Relative Value Strategies
Blackstone Real Estate Special Situations Advisors L.L.C.	Relative Value Strategies
Caspian Capital LP	Event-Driven Strategies
Clear Sky Advisers, LLC	Macro Strategies
D. E. Shaw Investment Management, L.L.C.	Multi-Strategy Strategies
Emso Asset Management Limited	Macro Strategies
Endeavour Capital Advisors Inc.	Equity Hedge Strategies
HealthCor Management, L.P.	Equity Hedge Strategies
Jasper Capital Hong Kong Limited	Equity Hedge Strategies
Magnetar Asset Management LLC	Event-Driven Strategies

Discretionary Sub‑Advisers	Principal Strategy
Mesarete Capital LLP	Relative Value Strategies
Nephila Capital Ltd.	Event-Driven Strategies
Sage Rock Capital Management LP	Event-Driven Strategies
Seiga Asset Management Limited	Equity Hedge Strategies
TrailStone Commodity Trading US, LLC	Macro Strategies
Two Sigma Advisers, LP	Equity Hedge Strategies
Waterfall Asset Management, LLC	Relative Value Strategies
The list of sub‑advisers to the Fund in the “Fund Summary—Management of the Fund” section in the Prospectus is deleted in its entirety and replaced with the following:
Discretionary Sub‑Advisers:
Aperture Investors, LLC
Bayforest Capital Limited
Bayview Asset Management, LLC
Blackstone Liquid Credit Strategies LLC
Blackstone Real Estate Special Situations Advisors L.L.C.
Caspian Capital LP
Clear Sky Advisers, LLC
D. E. Shaw Investment Management, L.L.C.
Emso Asset Management Limited
Endeavour Capital Advisors Inc.
HealthCor Management, L.P.
Jasper Capital Hong Kong Limited
Magnetar Asset Management LLC
Mesarete Capital LLP
Nephila Capital Ltd.
NWI Management, L.P.
Sage Rock Capital Management LP
Seiga Asset Management Limited
TrailStone Commodity Trading US, LLC
Two Sigma Advisers, LP
Waterfall Asset Management, LLC
The list of sub‑advisers to the Fund in the “More on the Fund’s Investment Strategies, Investments, and Risks—Investment Strategy” section in the Prospectus is deleted in its entirety and replaced with the following:

Discretionary Sub‑Advisers	Principal Strategy	Principal Sub‑Strategy
Aperture Investors, LLC	Equity Hedge Strategies	Equity Long/Short
Bayforest Capital Limited	Multi-Strategy Strategies	N/A
Bayview Asset Management, LLC	Relative Value Strategies	Fixed Income – Asset Backed
Blackstone Liquid Credit Strategies LLC	Relative Value Strategies	Fixed Income – Asset Backed
Blackstone Real Estate Special Situations Advisors L.L.C.	Relative Value Strategies	Fixed Income – Asset Backed
Caspian Capital LP	Event-Driven Strategies	Distressed/Restructuring
Clear Sky Advisers, LLC	Macro Strategies	Commodity – Energy
D. E. Shaw Investment Management, L.L.C.	Multi‑Strategy Strategies	N/A
Emso Asset Management Limited	Macro Strategies	Discretionary Thematic
Endeavour Capital Advisors Inc.	Equity Hedge Strategies	Equity Long/Short
HealthCor Management, L.P.	Equity Hedge Strategies	Equity Long/Short
Jasper Capital Hong Kong Limited	Equity Hedge Strategies	Quantitative Directional
Magnetar Asset Management LLC	Event-Driven Strategies	Risk Arbitrage Strategies
Mesarete Capital LLP	Relative Value Strategies	Fixed Income – Sovereign

Discretionary Sub‑Advisers	Principal Strategy	Principal Sub‑Strategy
Nephila Capital Ltd.	Event‑Driven Strategies	Reinsurance
Sage Rock Capital Management LP	Event-Driven Strategies	Event-Driven Multi-Strategy
Seiga Asset Management Limited	Equity Hedge Strategies	Equity Long/Short
TrailStone Commodity Trading US, LLC	Macro Strategies	Commodity – Energy
Two Sigma Advisers, LP	Equity Hedge Strategies	Equity Market Neutral
Waterfall Asset Management, LLC	Relative Value Strategies	Fixed Income – Asset Backed
The following disclosure is added to the “More on Fund Management—Adviser and Sub‑Advisers—Sub‑Advisers” section in the Prospectus:

•
Aperture Investors, LLC (“Aperture”), located at 250 West 55th Street, 30th Floor, New York, NY 10019, may manage a portion of the Fund’s assets using Equity Hedge Strategies. Founded in 2018, Aperture (together with its wholly-owned subsidiaries) has approximately $4.4 billion in assets under management as of October 31, 2021.

Shareholders should retain this Supplement for future reference.

Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated January 10, 2022 to the

Blackstone Alternative Multi-Strategy Fund (the “Fund”)

Statement of Additional Information, dated July 30, 2021,

as revised September 9, 2021, as supplemented

Removal of Portfolio Manager

Min Htoo no longer serves as a portfolio manager of the Fund. The other existing portfolio managers, Raymond Chan, Max Jaffe, Robert Jordan, Ian Morris, Alberto Santulin, and Stephen Sullens, will continue to serve as portfolio managers of the Fund. In connection with this change, effective immediately, all references to Min Htoo in the Fund’s Statement of Additional Information are removed.

Addition of Portfolio Manager

Effective immediately, David Ben-Ur is added as a portfolio manager of the Fund. The existing portfolio managers, Raymond Chan, Max Jaffe, Robert Jordan, Ian Morris, Alberto Santulin, and Stephen Sullens, will continue to serve as portfolio managers of the Fund. In connection with this addition, effective immediately, all references to the Fund’s portfolio managers in the Fund’s Statement of Additional Information are amended to include Mr. Ben-Ur, as described below.

The “Management—Other Accounts Managed by Portfolio Managers” section of the Statement of Additional Information is amended to reflect that, in addition to serving as a portfolio manager of the Fund, Mr. Ben-Ur is expected to manage two other pooled investment vehicles, which have a performance fee component to its advisory fee, with total assets of approximately $1.1 billion as of January 7, 2022.

The “Management—Securities Ownership of Portfolio Managers” section of the Statement of the Additional Information is amended to reflect that, as of the date of this Supplement, Mr. Ben-Ur does not beneficially own any shares of the Fund.

Addition of Sub-Adviser

Pursuant to action taken by the Board of Trustees of the Fund, Aperture Investors, LLC will serve as a discretionary sub-adviser to the Fund.

Effective immediately, the following disclosure is added to the section “Investment Management and Other Services—The Sub-Advisers” in the Statement of Additional Information:

•

Aperture Investors, LLC (“Aperture”). The principal owners of Aperture are Peter Kraus and Generali Alpha Corp, which is indirectly owned by Assicurazioni Generali S.p.A., Generali France SA, and Generali Deutschland AG.

Sub-Adviser Proxy Voting Policy

Effective immediately, the following disclosure is added to Appendix A to the Statement of Additional Information:

APPENDIX

PROXY VOTING POLICY AND PROCEDURES

FOR APERTURE INVESTORS, LLC AND APERTURE INVESTORS UK, LTD.

STATEMENT OF POLICY

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients. These procedures will be used by Aperture Advisers, LLC and Aperture Advisers UK, Ltd. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict of interest. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA). Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken by the Advisers to ensure that such rights are properly and timely exercised in accordance with the Advisers’ obligations to its clients. When the Advisers have discretion, absent specific voting guidelines, to vote the proxies of its clients, it will vote those proxies in the best interest of each client and in accordance with these policies and procedures. In general, the Advisers will use this policy, recommendations of Institutional Shareholder Services Inc.’s (“ISS” or the “Proxy Voting Service”) pursuant to its “ESG proxy voting guidelines,” and the analysis of the Advisers’ investment staff to determine how to vote proxies.

USE OF ISS PROXY VOTING SERVICE

The Advisers have instructed ISS that it is generally not to execute any ballot on behalf of the Advisers without first receiving specific instruction from the Advisers, however, the Advisers have empowered Proxy Voting Service to vote on behalf of the Advisers if the ballot would not otherwise be voted. In these instances, ISS will vote pursuant to the recommendation as provided by the voting service contracted on whose behalf the proxy is being instructed.

Retention of ISS. In connection with the retention of ISS to provide the Advisers with its research and voting recommendations on proxies and to facilitate the electronic voting of proxies, the Advisers will seek to consider whether the Proxy Voting Service has the capacity and competency to adequately analyze the matters for which the Adviser is responsible for voting, considering as applicable:

•	The adequacy and quality of the Proxy Voting Service’s staffing, personnel and/or technology;

•

Whether the Proxy Voting Service has an effective process for seeking timely input from issuers and Proxy Voting Service clients with respect to, among other things, its proxy voting policies, methodologies, and peer group constructions;

•

Whether the Proxy Voting Service has adequately disclosed to the Advisers its methodologies in formulating voting recommendations, such that the Advisers understand the factors underlying the Proxy Voting Service’s recommendations;

•	The nature of any third-party information sources that the Proxy Voting Service uses as a basis for its voting recommendations; and

•	The Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest.

Conflicts of Interest of the Proxy Voting Service.

1.

The CCO, or his designee, as necessary the Proxy Voting Committee (as further described and discussed below), will examine information provided by the Proxy Voting Service that describes conflicts to which the Proxy Voting Service is subject or otherwise obtained by the Advisers. The Advisers will seek to require that the Proxy Voting Service promptly provide updates to the CCO, or his designee, as necessary the Proxy Voting Committee, of business changes that might affect or create conflicts and of changes to the Proxy Voting Service’s conflict policies and procedures.

2.

If, as a result of the CCOs, or his designee, at times a committee, examination of the Proxy Voting Service’s conflicts of interest, a determination is made that a material conflict of interest exists, the CCO, or his designee, at times a committee, will determine whether to follow the Proxy Voting Service’s recommendation with respect to the proxy or take other action with respect to the proxy (such as follow the Advisers’ investment staff’s recommendation, if applicable – see below).

3.	The CCO, or his designee, at times a committee, will periodically review the Proxy Voting Service’s policies and procedures for:

i.

Adequacy in identifying, disclosing, and addressing actual and potential conflicts of interest, including conflicts relating to the provision of proxy voting recommendations and proxy voting services generally, conflicts relating to activities other than providing proxy voting recommendations and proxy voting services, and conflicts presented by certain affiliations;

ii.	Adequate disclosure of the Proxy Voting Service’s actual and potential conflicts of interest with respect to the services the Proxy Voting Service provides to the Advisers; and

iii.	Adequacy in utilizing technology in delivering conflicts disclosures that are readily accessible.

4.

To the extent the Advisers’ votes are pre-populated on the Proxy Voting Service’s electronic voting platform, the CCO will seek to ensure that the Proxy Voting Service would not be permitted to utilize information regarding how the Advisers intend to vote (or the aggregated voting intentions of the Proxy Voting Service’s clients) in a manner that would not be in the best interest of the Advisers’ clients.

Periodic Review of Proxy Voting Service’s Policies and Procedures and Continued Retention of the Proxy Voting Service. The Advisers shall review periodically the proxy voting policies, procedures and methodologies, conflicts of interest and competency of the Proxy Voting Service. The Advisers will also review the continued retention of the Proxy Voting Service, including whether any relevant credible potential factual errors, incompleteness, or methodological weaknesses in the Proxy Voting Service’s analysis that the Advisers are aware of materially affected the research and recommendations used by the Advisers. In addition, the Advisers will also consider the effectiveness of the Proxy Voting Service’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. This will include the Proxy Voting Service’s:

•	engagement with issuers, including the Proxy Voting Service’s process for ensuring that it has complete and accurate information about the issuer and each particular matter;

•	process, if any, for the Advisers to access the issuer’s views about the Proxy Voting Service’s voting recommendations in a timely and efficient manner;

•	efforts to correct any identified material deficiencies in its analysis.

PROXY VOTING PROCEDURES

Proxies relating to securities held in client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by the Advisers and not sent directly to the Proxy Voting Service, the Head of Operations or his designee will promptly forward it to the Proxy Voting Service. Absent material conflicts (see below), the applicable Portfolio Manager and analysts will determine whether the Advisers will follow the Proxy Voting Service’s recommendation or vote the proxy directly in accordance with the Advisers voting guidelines (see

“Conflicts or Other Considerations” below). The Portfolio Manager or designee will instruct the Head of Operations or his designee how to vote and to return the proxy in a timely and appropriate manner. Deviations from the Proxy Voting Service recommendation require a written explanation of the reason for the deviation, as well as a representation that the employee and Advisers are not conflicted in making the chosen voting decision. This may be provided in email. It is always desirable, even in situations described in the Conflicts or Other Considerations section immediately below, to have the Proxy Voting Service complete the actual voting so there exists one central source for the documentation of the Advisers’ proxy voting records. Abstaining from voting is an appropriate action under all sections of this policy.

CONFLICTS OR OTHER CONSIDERATIONS

In the event that (a) the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis, or (b) the Head of Operations in consultation with the CCO or the Proxy Voting Service determines that the Proxy Voting Service has a conflict of interest with respect to voting a proxy, the Advisers’ general proxy-voting procedures include the following:

The Head of Operations will convene the Proxy Voting Committee (the “Committee”), which is comprised of the COO, CCO, CEO, and the Head of Operations. The CCO serves as the Committee’s chairperson. The presence of three Committee members will be deemed adequate for these purposes. The Head of Operations will describe the proxy vote under consideration and identify the perceived issue/conflict of interest. The Head of Operations will also propose the course of action that the applicable Portfolio Manager and his/her team of analysts believes is in Advisers’ clients’ best interests. The Committee members will review any documentation associated with the proxy vote and evaluate the proposal.

Subject to the consideration of each client’s best interest, the Advisers believe that voting proxies in accordance with the following guidelines is in the best interests of its clients.

•

Generally, the Advisers will vote for routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

•

Generally, the Advisers will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

In addition, the Committee members may wish to consider, among other things:

•

whether this is a routine corporate housekeeping proposal, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock;

•	whether the proposal was recommended by management and the Advisers’ opinion of management;

•	whether the proposal acts to entrench existing management;

•	whether the proposal fairly compensates management for past and future performance;

•	other factors particular to the issuer or the matter under consideration;

•	the potential effect of the vote on the value of the client’s investments;

•	a vote’s likely short-term and long-term impact on the issuer;

•	whether the issuer has responded to the subject of the proxy vote in some other manner;

•	whether the issues raised by the proxy vote would be better handled by some other action by the issuer;

•	whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives; and

•	whether the proposal appears consistent with clients’ best interests.

Each of the Committee members present for the meeting will make a recommendation regarding the proxy vote. The Head of Operations will record each member’s recommendation and will then vote the proxy according to the recommendations of a majority of the Committee’s members.

Fixed-Income Securities

In addition to covering the voting of equity securities, to the extent applicable, this policy also applies to voting and/or consent rights relating to fixed-income securities, including but not limited to, plans of reorganization, waivers, and consents under applicable indentures. However, the policy does not apply to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption, and Dutch auctions. This proxy policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of each client.

For the voting of fixed-income securities, Aperture believes the potential for material conflicts of interest between clients and Aperture is limited. However, potential conflicts may arise where Aperture or its related persons or entities are named parties to, or are participating in, a bankruptcy work-out or similar committee. In such instances, the Portfolio Manager must notify the CCO prior to casting any decision on behalf of clients. The fund administrator generally will maintain documentation of the Advisers’ voting related to fixed-income securities.

VOTING PROXIES FOR LOANED SECURITIES

In the event the Advisers are aware of a material vote on behalf of a client and that (i) all or a portion of those securities are on loan, and (ii) neither the Advisers nor the Proxy Voting Service are able to vote proxies for those securities that are on loan, the Advisers may, but are not required, to call back the loaned securities and vote the proxies.

DISCLOSURES TO CLIENTS

Aperture will disclose in its Form ADV Part 2 that clients may contact the CCO via e-mail or telephone to obtain information on how Aperture voted such client’s proxies, and to request a copy of these policies and procedures.

A concise summary of these Proxy Voting Policies and Procedures will be included in the Aperture’s Form ADV Part 2 and will be updated whenever these policies and procedures are updated.

FILINGS

Form N-PX must be filed for certain clients not later than August 31 of each year. The CCO for certain clients, or their designee, is responsible for filing Form N-PX on behalf of the client. Aperture will provide the necessary information to the client’s CCO, or their designee, to complete the filings, as necessary. Aperture may be asked to confirm that the filing is accurate with respect to the proxies voted by Aperture.

PROXY RECORDKEEPING

Under the services contract between the Advisers and its Proxy Voting Service, the Proxy Voting Service will maintain the Advisers proxy-voting records with respect to equity securities. The Advisers will keep any additional records in an easily accessible place. Records will be maintained and preserved for five years, or longer if required by statute, from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Advisers. The following is a non-exhaustive list of records that will be retained as described above:

•	Copies of these proxy voting policies and procedures, and any amendments thereto;

•	A copy of each proxy statement that the Advisers receives regarding client securities;

•

A record of each vote that the Advisers cast (including among other things, issuer name, security’s symbol or CUSIP, shareholder meeting date, brief identification of the matter voted on, whether the Advisers cast a vote, how the Advisers voted);

•

A copy of any document the Advisers created that was material to deciding how to vote proxies, or that memorializes that decision. (For votes that are inconsistent with the Advisers’ general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained); and

•

A copy of each written client request for information on how the Advisers voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Advisers voted its proxies.

ADDITIONAL PROCEDURES

Annual Review. The CCO, supported by the Committee, will review and document, no less frequently than annually, the adequacy of these policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of its clients. As part of this review, The CCO or his designee, will review a sample of votes cast (including a sample of proxy votes related to proposals requiring more issuer-specific analysis (e.g., mergers, acquisitions, dissolutions, conversions, consolidations or contested elections for directors) and controversial issues) to determine whether those votes were made in accordance with these policies and procedures. The CCO will also review the Advisers’ client disclosures (e.g., the Aperture’s Form ADV and the Advisers’ offering materials, due diligence questionnaires and marketing materials) regarding its proxy voting policies and procedures.

Due Diligence. The CCO or his designee will periodically review a sample of proxy votes to determine whether those votes complied with these policies and procedures and were voted as the Advisers intended.

Sampling Pre-Populated Votes. The CCO will periodically assess pre-populated votes shown on the Proxy Voting Service’s electronic voting platform before such votes are cast.

Consideration of Additional Information. In addition to voting recommendations from the Proxy Voting Service, the Advisers will consider additional information related to a proposal such as a shareholder

Shareholders should retain this Supplement for future reference.